EXHIBIT 99.1
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     To the knowledge of each of the undersigned, this Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Blonder Tongue Laboratories, Inc. for the applicable reporting period.


Date:  March 31, 2003               By:      /s/  James A. Luksch
                                        ----------------------------------------
                                        James A. Luksch, Chief Executive Officer



                                    By:      /s/  Eric Skolnik
                                        ----------------------------------------
                                        Eric Skolnik, Chief Financial Officer